Other Receivable	12 Months Ended
Sep. 30, 2025
Other Receivable [Abstract]
Other Receivable

3. Other Receivable

Other receivable consist of the following:

	September 30, 2025	September 30, 2024
	US$	US$
Refundable deposit for rent deposit	106,134	102,945
Receivable from business partners	2,021,066	350,150
Employee Retention Credit receivable	-	75,948
Other receivable	4,202	47,172
Total	2,131,402	576,215

Receivable from the Company’s business partners in China, Beijing Renda Financial Education Technology Co., Ltd. and Wenfeng Shenghe Study Abroad Co. Ltd., represent the student tuition fee collected by them on behalf of DU and DC.

Other receivable represent the sales tax receivable.

The Company assesses expected credit losses on other receivables in accordance with ASC Topic 326. As of September 30, 2025 and 2024, management determined that expected credit losses were not material, and no allowance for credit losses was recorded.